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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in the Tyco International Ltd. Amendment to Form S-4 registration statement of our report dated January 23, 2001 included in C. R. Bard Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                          /s/ Arthur Andersen LLP


Roseland, New Jersey
June 29, 2001